WALTHAUSEN FUNDS (the “Trust”) Walthausen Small Cap Value Fund Supplement to the Prospectus Dated June 1, 2015

This supplement updates certain information contained in the Prospectuses for the Walthausen Small Cap Value Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-888-925-8428.

On March 23, 2015, the Trust’s Board of Trustees voted to appoint Ultimus Fund Solutions, LLC (“Ultimus”) as fund accounting and shareholder servicing agent for the Fund. Ultimus will assume these roles on or about July 20, 2015 (the “Conversion Date”). Until the Conversion Date, Mutual Shareholder Services, LLC (“MSS”) continues to act as the fund accounting and shareholder servicing agent for the Fund pursuant to an Accounting Services Agreement and a Transfer Agent Agreement, each between the Trust and MSS.

Until the Conversion Date, all references to Ultimus Fund Solutions, LLC shall be replaced with Mutual Shareholder Services, LLC. Additionally, until the Conversion Date, all mailing and overnight courier instructions shall be replaced with:

Walthausen Small Cap Value Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

The Fund’s toll-free number will continue to be 1-888-925-8428.

You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information dated June 1, 2015. These documents provide the information a prospective investor ought to know before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-925-8428.